Geneva Advisors Funds

Geneva Advisors All Cap Growth Fund
Class R Shares (GNVRX)
Class I Shares (GNVIX)

Geneva Advisors Equity Income Fund
Class R Shares (GNERX)
Class I Shares (GNEIX)

Prospectus

December 29, 2010
As Restated January 14, 2011

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

Geneva Advisors Funds
Each a series of Trust for Professional Managers (the “Trust”)

Summary Section

Geneva Advisors All Cap Growth Fund

Investment Objective
The investment objective of the Geneva Advisors All Cap Growth Fund (the “Fund” or the “All Cap Growth Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R Shares	Class I Shares
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.72%	0.72%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.23%	1.98%
Fee Waiver/Expense Reimbursement	(0.72)%	(0.72)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (3)	1.51%	1.26%

(1)
If a separately managed account client of the Fund’s investment advisor, Geneva Investment Management of Chicago, LLC (the “Adviser”) invests in the Fund, the Adviser may be compensated for both managing the Fund and for managing the client’s assets (which include the client’s investment in the Fund).

(2)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive generally of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses) do not exceed 1.50% for Class R shares and 1.25% for Class I shares of the Fund’s average net assets, through August 31, 2012.  The current operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through August 31, 2012.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class R Shares
One Year	Three Years	Five Years	Ten Years
$154	$628	$1,129	$2,508

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Class I Shares
One Year	Three Years	Five Years	Ten Years
$128	$552	$1,001	$2,248

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.6% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations.  The Fund’s investment strategy focuses on identifying stocks within multiple industry groups.  Using quantitative and qualitative measures established by the Adviser, the Fund seeks to purchase common stocks that have stronger relative performance than other common stocks.  The Adviser may sell the Fund’s investments for a variety of reasons, including to secure gains, limit losses or reinvest in more promising investment opportunities.

Under normal conditions, the Fund may invest up to 100% of its net assets in common stocks of U.S. companies.  Additionally, the Fund may invest up to 30% of its net assets in securities of “foreign issuers.”  “Foreign issuers” means non-U.S. companies: (a) whose securities are not traded on a U.S. exchange; (b) whose securities are traded on a U.S. exchange, and denominated in U.S. dollars, in the form of American Depositary Receipts (“ADRs”); and (c) who are organized and headquartered outside the United States but whose securities are publicly traded on a U.S. exchange.  The Fund may invest up to 25% of its net assets in securities of “foreign issuers” of companies located in emerging markets.  Emerging markets are less developed countries as defined by the investment community and represented by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”).

Under normal market conditions, the Adviser uses a bottom-up, fundamental investment approach to identify quality growth companies.  In assessing whether a company is a quality growth company, the Adviser may consider, among other things, whether such company has sustainable competitive advantages and highly visible future growth potential, including internal revenue growth, large market opportunities and simple business models, and shows strong cash flow generation and high return on invested capital.  The Adviser utilizes proprietary research and a rigorous qualitative and quantitative investment process.  The Adviser normally does not engage in active trading of the Fund’s investments.

Principal Risks
Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The risk that the Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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•
Small-Cap, Mid-Cap and Micro-Cap Company Risk.  The risk that small-, mid- and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.

•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Growth Stock Risk.  The risk that growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities.  Growth securities may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market.

•
Foreign Securities Risk.  The risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

•
Emerging Markets Risk.  The risk that countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•
Depository Receipts Risk.  The Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.

•
High Portfolio Turnover Risk.  The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

Performance
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by calling 877-343-6382.

Class I Shares (1)
Calendar Year Returns as of December 31

(1)	The returns shown in the bar chart are for Class I shares. The performance of Class R shares will differ due to differences in expenses.

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During the period shown in the bar chart, the best performance for a quarter was 22.11% (for the quarter ended September 30, 2010).  The worst performance was -22.94% (for the quarter ended December 31, 2008).

Average Annual Total Returns
	Period Ended December 31, 2010
	One Year	Three Year	Since Inception (9/28/2007)
Class I Shares
Return Before Taxes	31.40%	-0.18%	1.96%
Return After Taxes on Distributions	31.40%	-0.18%	1.95%
Return After Taxes on Distributions and Sale of Fund Shares	20.41%	-0.16%	1.67%
Class R Shares
Return Before Taxes	31.18%	-0.44%	1.69%
Russell 3000 Growth Index (reflects no deduction for fees, expenses, or taxes)	17.64%	-0.26%	-0.51%

After tax-returns are shown for Class I shares only and will vary for Class R shares.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides an assumed tax benefit that increases the return.

Management

Investment Adviser
Geneva Investment Management of Chicago, LLC is the Fund’s investment adviser.

Portfolio Managers
Robert C. Bridges, John P. Huber and Richard K. Sheiner are the Portfolio Managers of the Fund and are jointly responsible for the day-to-day management of the Fund’s portfolio.  Each of the Portfolio Managers has managed the All Cap Growth Fund since its inception in September 2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 9.

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Geneva Advisors Equity Income Fund

Investment Objective
The investment objective of the Geneva Advisors Equity Income Fund (the “Fund” or the “Equity Income Fund”) is current income, with a secondary objective of modest capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R Shares	Class I Shares
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	None
Other Expenses (2)	3.86%	4.28%
Acquired Fund Fees and Expenses (2),(3)	0.01%	0.01%
Total Annual Fund Operating Expenses	5.37%	5.54%
Fee Waiver/Expense Reimbursement	(3.86)%	(4.28)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (4)	1.51%	1.26%

(1)
If a separately managed account client of the  Fund’s investment advisor, Geneva Investment Management of Chicago, LLC (the “Adviser”) invests in the Fund, the Adviser may be compensated for both managing the Fund and for managing the client’s assets (which include the client’s investment in the Fund).

(2)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)
Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive generally of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses) do not exceed 1.50% for Class R shares and 1.25% for Class I shares of the Fund’s average net assets, through April 30, 2013.  The current operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through April 30, 2013.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class R Shares
One Year	Three Years
$154	$1,261

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Class I Shares
One Year	Three Years
$128	$1,272

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period ended August 31, 2010, the Fund’s portfolio turnover rate was 12.6% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in publicly traded securities without regard to market capitalizations.  The Fund’s investment strategy focuses on identifying stocks within multiple industry groups.  The Fund seeks to generate current income while providing a modest amount of capital appreciation.  The Fund has wide flexibility in types of securities used to generate a current income yield.

The Fund may invest in preferred stocks, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and convertible securities.  A REIT is a security of a company that invests in real estate, either through real estate property, mortgages and similar real estate investments, or all of the foregoing.  MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  Using quantitative and qualitative measures established by the Adviser, the Fund also seeks to purchase dividend-paying and non-dividend-paying common stocks that have stronger relative performance than other dividend-paying and non-dividend-paying common stocks. The Adviser may sell the Fund’s investments for a variety of reasons, including to secure gains, limit losses or reinvest in more promising investment opportunities.

The Fund may also invest up to 30% of its net assets in securities of “foreign issuers.”  “Foreign issuers” means non-U.S. companies: (a) whose securities are not traded on a U.S. exchange; (b) whose securities are traded on a U.S. exchange, and denominated in U.S. dollars, in the form of American Depositary Receipts (“ADRs”); and (c) who are organized and headquartered outside the United States but whose securities are publicly traded on a U.S. exchange.  The Fund may invest up to 25% of its net assets in securities of “foreign issuers” of companies located in emerging markets.  Emerging markets are less developed countries as defined by the investment community and represented by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”).

Principal Risks
Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The risk that the Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.

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•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Small-Cap, Mid-Cap and Micro-Cap Company Risk.  The risk that small-, mid- and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.

•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Real Estate Risk.  The risk that adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•
Master Limited Partnerships Risk. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.  MLP investments also entail many of the general tax risks of investing in a partnership.  Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.

•
Growth Stock Risk.  The risk that growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities.  Growth securities may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market.

•
Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•
Foreign Securities Risk.  The risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

•
Emerging Markets Risk.  The risk that countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•
Depository Receipts Risk.  The Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.

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Performance
The Fund has been in operation for less than a full calendar year; as a result, there is no performance information available at this time.

Management

Investment Adviser
Geneva Investment Management of Chicago, LLC is the Fund’s investment adviser.

Portfolio Managers
Robert C. Bridges and John P. Huber are the Portfolio Managers of the Fund and are jointly responsible for the day-to-day management of the Fund’s portfolio.  Each of the Portfolio Managers has managed the Equity Income Fund since its inception in April 2010.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 9.

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Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares
You may conduct transactions by mail (Geneva Advisors Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 877-343-6382.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment is $1,000 for Class R shares and $100,000 for Class I shares, with minimum subsequent investments of $100 for Class R shares and $1,000 for Class I shares.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Geneva Advisors All Cap Growth Fund

Investment Objective
The investment objective of the All Cap Growth Fund is long-term capital appreciation.

Principal Investment Strategies
The All Cap Growth Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations.  The All Cap Growth Fund’s investment strategy focuses on identifying stocks within multiple industry groups.  Using quantitative and qualitative measures established by the Adviser, the All Cap Growth Fund seeks to purchase common stocks that have stronger relative performance than other common stocks.  The Adviser may sell the Fund’s investments for a variety of reasons, including to secure gains, limit losses or reinvest in more promising investment opportunities.

Under normal conditions, the All Cap Growth Fund may invest up to 100% of its net assets in common stocks of U.S. companies without regard to market capitalizations.  Additionally, the All Cap Growth Fund may invest up to 30% of its net assets in securities of “foreign issuers,” also without regard to market capitalizations.  “Foreign issuers” means non-U.S. companies: (a) whose securities are not traded on a U.S. exchange; (b) whose securities are traded on a U.S. exchange in the form of ADRs; and (c) who are organized and headquartered outside the United States but whose securities are publicly traded on a U.S. exchange.  The All Cap Growth Fund may invest up to 25% of its net assets in securities of “foreign issuers” located in emerging markets.  Emerging markets are less developed countries as defined by the investment community and represented by the MSCI EM.

Under normal market conditions, the Adviser uses a bottom-up, fundamental investment approach to identify quality growth companies.  In assessing whether a company is a quality growth company, the Adviser may consider, among other things, whether such company has sustainable competitive advantages and highly visible future growth potential, including internal revenue growth, large market opportunities and simple business models, and shows strong cash flow generation and high return on invested capital.  The Adviser utilizes proprietary research and a rigorous qualitative and quantitative investment process.  The Adviser normally does not engage in active trading of the All Cap Growth Fund’s investments.  The Adviser’s general strategy is to purchase securities for the All Cap Growth Fund based upon what the Adviser believes are long-term trends.  This strategy may help to reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of short-term capital gain distributions that will be taxed at ordinary income rates.  The Adviser may sell the All Cap Growth Fund’s investments for a variety of reasons, including to secure gains, limit losses or reinvest in more promising investment opportunities.

Geneva Advisors Equity Income Fund

Investment Objective
The investment objective of the Equity Income Fund is current income, with a secondary objective of modest capital appreciation.

Principal Investment Strategies
The Equity Income Fund seeks to achieve its investment objective by investing in publicly traded securities without regard to market capitalizations.  The Equity Income Fund’s investment strategy focuses on identifying stocks within multiple industry groups.  The Equity Income Fund seeks to generate current income while providing a modest amount of capital appreciation.  The Equity Income Fund has wide flexibility in types of securities used to generate a current income yield.  The Adviser may sell the Fund’s investments for a variety of reasons, including to secure gains, limit losses or reinvest in more promising investment opportunities.

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The Equity Income Fund may invest in preferred stocks, REITs, MLPs, and convertible securities.  A REIT is a security of a company that invests in real estate, either through real estate property, mortgages and similar real estate investments, or all of the foregoing.  MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  Using quantitative and qualitative measures established by the Adviser, the Equity Income Fund also seeks to purchase dividend-paying and non-dividend-paying common stocks that have stronger relative performance than other dividend-paying and non-dividend-paying common stocks.

The Equity Income Fund may also invest up to 30% of its net assets in securities of “foreign issuers,” also without regard to market capitalizations.  “Foreign issuers” means non-U.S. companies: (a) whose securities are not traded on a U.S. exchange; (b) whose securities are traded on a U.S. exchange, and denominated in U.S. dollars, in the form of ADRs; and (c) who are organized and headquartered outside the United States but whose securities are publicly traded on a U.S. exchange.  The Equity Income Fund may invest up to 25% of its net assets in securities of “foreign issuers” of companies located in emerging markets.  Emerging markets are less developed countries as defined by the investment community and represented by the MSCI EM.

Under normal market conditions, the Adviser uses a bottom-up, fundamental investment approach to identify quality dividend-paying companies.  In assessing whether a company is a quality dividend-paying company, the Adviser may consider, among other things, whether such company has sustainable competitive advantages and highly visible future dividend-paying potential, including internal revenue growth, large market opportunities and simple business models, and shows strong cash flow generation and high return on invested capital.  The Adviser utilizes proprietary research and a rigorous qualitative and quantitative investment process.  The Adviser normally does not engage in active trading of the Equity Income Fund’s investments.  The Adviser’s general strategy is to purchase securities for the Equity Income Fund based upon what the Adviser believes are long-term trends.  This strategy may help to reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of short-term capital gain distributions that will be taxed at ordinary income rates.  The Adviser may sell the Equity Income Fund’s investments for a variety of reasons, including to secure gains, limit losses or reinvest in more promising investment opportunities.

General Investment Policies of the Funds

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in a Fund not achieving its investment objective.  Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Change in Investment Objective.  The Funds’ investment objectives may be changed by sole action of the Board of Trustees, without the approval of the Funds’ shareholders, upon 60 days’ written notice to shareholders.

Principal Risks of Investing in the Funds

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds.  The principal risks of investing in the Funds are:

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New Fund Risk.  (Equity Income Fund only)  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  Liquidation can be initiated without shareholder approval by the Board of Trustees if it determines it is in the best interest of shareholders.  As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets experienced significant volatility in recent years.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  These concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of the issuers.  As a result of this significant volatility, many of the following risks associated with an investment in the Funds may be increased.  Continuing market problems may have adverse effects on the Funds.

Management Risk.  The ability of the Funds to meet their investment objective is directly related to the Adviser’s investment strategies for the Funds.  The value of your investment in the Funds may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Common Stock Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Preferred Stock Risk.  Preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Micro-Cap and Small-Cap Company Risk.  Generally, micro-cap, small-cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Funds.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Micro- and small-cap companies may have shorter histories or operations, less access to financing and less diversified product lines, making them more susceptible to market pressures and more likely to have volatile stock prices.  Micro- and small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Adviser wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Funds may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

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Mid-Cap Company Risk.  Generally, mid-cap companies may have more potential for growth than companies with larger market capitalizations.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and the risks are passed on to the Funds.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies; therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Adviser wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Growth Stock Risk.  Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities.  Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities.  Growth securities may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market.  A company may never achieve the earnings expansion the Funds anticipate.

Foreign Securities Risk.  To the extent that the Funds invest in securities of foreign companies, including ADRs, your investment in the Funds is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

Emerging Markets Risk.  In addition to developed markets, the Funds may invest in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Depositary Receipts Risk.  The Funds may invest in ADRs, which are securities representing securities of foreign issuers.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the Funds’ investment policies, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR representing ownership of common stock will be treated as common stock.

High Portfolio Turnover Rate Risk. The Funds’ investment strategies may result in high portfolio turnover rates.  This could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.  To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of a Fund could be negatively impacted by the increased expenses incurred by the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

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Convertible Securities Risk.  (Equity Income Fund only)  A convertible security is a fixed-income security (a debt instrument or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  The market value of a convertible security may decline as interest rates increase and may increase as interest rates decline.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

Real Estate Risk.  (Equity Income Fund only)  The Fund may invest indirectly in real estate by investing in REITs.  These investments are subject to numerous risks, including, but not limited to, adverse changes in general economic and local market conditions, adverse developments in employment or local economic performance, changes in supply or demand for similar or competing properties, unfavorable changes in applicable taxes, governmental regulations or interest rates, and lack of available financing.  The REITs in which the Fund invests may improve or operate real properties as well as buying and selling them, and accordingly those investments are also subject to risks associated with improving and operating property, such as the inability to maintain rental rates and occupancy levels in highly competitive markets, unavailability or increases in the cost of insurance, unexpected increases in the costs of refurbishment and improvements, unfavorable rent control laws and costs of complying with environmental regulations.  If a REIT fails to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), then the REIT could become taxable as a corporation, which would likely have an adverse impact on the Fund’s investment.  The Fund will generally have no control over the operations and policies of a REIT, and the Fund generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Master Limited Partnership Risk.  (Equity Income Fund only) There are certain tax risks associated with the MLPs in which the Fund may invest, including the possibility that U.S. taxing authorities could challenge the Fund’s treatment for federal income tax purposes of the MLPs in which the Fund invests.  The tax risks if investing in an MLP are generally those inherent in investing in a partnership as compared to a corporation.  Limited partners in an MLP typically have limited control and limited rights to vote on matter affecting the partnership.  Additionally, the favorable tax treatment permitted for investments in partnership (pass-through treatment) may be repealed.  MLPs may also be subject tio state taxes in some jurisdictions.  These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and/or the value of the Fund’s investments in an MLP.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.  Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Funds’ annual and semi-annual reports are available by contacting Geneva Advisors Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-877-343-6382.

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Management of the Funds

The Advisor
The Funds have entered into an Investment Advisory Agreement (“Advisory Agreement”) with Geneva Investment Management of Chicago, LLC, located at 181 West Madison, 35th Floor, Chicago, Illinois 60602, under which the Adviser manages the Funds’ investments subject to the supervision of the Board of Trustees.  The Adviser is an independent, employee-owned investment management firm founded in 2003, and provides investment management services to individuals and institutions.  As of September 30, 2010, the Adviser managed approximately $3.8 billion in assets.  As of the date of this Prospectus, the Adviser did not manage any registered investment companies other than the Funds.  Each Fund compensates the Adviser for its services at the annual rate of 1.25% of its average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Funds in accordance with their investment objectives and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Funds.

If a separately managed account client of the Adviser invests in the Funds, the Adviser may be compensated for both managing the Funds and for managing the client’s assets (which include the client’s investments in the Funds).  Specifically, because the Adviser bills its separately managed account clients quarterly in advance, the funds that are deployed from a client account during the quarter to be invested in the Funds may be assessed the Adviser’s separately managed account fee, which is separate from the management fees of the Funds.  The separately managed account client will also incur its proportionate share of fees of the Funds as a shareholder of the Funds.  The separately managed account client will be reimbursed for the separately managed account fees it pays to the Adviser with respect to the portion of the client’s assets that are invested in the Funds for the period of time during the quarter when those assets were invested in the Funds.

Fund Expenses
The Funds are responsible for their own operating expenses.  However, pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to waive its management fees and/or reimburse expenses of each Fund to ensure that the total amount of each Fund’s operating expenses (exclusive generally of interest and tax expenses, brokerage commissions, acquired fund fees and expenses, extraordinary and non-recurring expenses) does not exceed 1.50%, for Class R shares, and 1.25%, for Class I shares, of the Fund’s average daily net assets, through August 31, 2012 for the All Cap Growth Fund and through April 30, 2013 for the Equity Income Fund, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any waiver in management fees or payment of expenses made by the Adviser may be reimbursed by each Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from a Fund to the Adviser will be subject to the applicable limitation on such Fund’s expenses.  This operating expense limitation agreement, effective through August 31, 2012 and April 30, 2013 for the All Cap Growth Fund and Equity Income Fund, respectively, can be terminated only by, or with the consent of, the Board of Trustees.

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A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement between the Trust and the Adviser, on behalf of the Funds is included in the Funds’ annual report to shareholders for the period ended August 31, 2010.

Portfolio Managers

Robert C. Bridges is one of the Portfolio Managers for the Funds and is jointly responsible for the day-to-day management of each Fund’s portfolio.  He has been with the Adviser since its founding in January 2003.  Mr. Bridges has over 20 years of experience in managing investment portfolios, is a Principal of the Adviser and currently serves on its Management Committee.  Prior to joining the Adviser, Mr. Bridges worked as a Principal at William Blair & Company for more than 10 years.

John P. Huber is one of the Portfolio Managers for the Funds and is jointly responsible for the day-to-day management of each Fund’s portfolio.  Mr. Huber has more than 17 years of experience in managing investment portfolios, is a Principal of the Adviser and currently serves on its Management Committee.  He has been with the Adviser since its founding in January 2003.  Prior to joining the Adviser, Mr. Huber was a Principal at William Blair & Company, having been admitted to that firm’s partnership in 1998.

Richard K. Sheiner is one of the Portfolio Managers for the All Cap Growth Fund and is jointly responsible for the day-to-day management of the All Cap Growth Fund’s portfolio.  Mr. Sheiner joined the Adviser in January 2004.  He has more than 28 years of experience in managing investment portfolios and is a Principal of the Adviser.  Prior to joining the Adviser, he was a Principal at William Blair & Company for 17 years.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of securities in the Funds.

Prior Performance of Similar Accounts
The Equity Income Fund recently commenced operations and, as a result, has limited prior performance history.  The table below provides some indication of the risks of investing in the Equity Income Fund by showing changes in the performance of the Adviser’s Equity Income Strategy Composite (the “Composite”) and by comparing its performance with a broad measure of market performance.  The performance shown is the performance of all the Adviser’s fully discretionary private accounts managed using investment objectives, policies and strategies that are substantially similar to the investment strategies that the Adviser uses to manage the Equity Income Fund.  The Composite has been managed by the Fund’s portfolio managers since its inception on April 1, 2003.  The Equity Income Fund’s performance may not correspond with the performance of the discretionary private accounts comprising the Composite.

The Composite returns were prepared by the Adviser in compliance with the Global Investment Performance Standards (“GIPS”).  The returns are calculated by the Adviser based on total return, including gains or losses plus income, after deducting all costs incurred by the accounts, and include reinvested dividends.  The private accounts comprising the Composite are subject to a management fee of 1.50% of all assets.  If the private accounts comprising the Composite had been subject to the same fees and expenses as the Fund, the performance of the Composite would have been lower.  You should note that once the Fund has a performance history, it will compute and disclose its average annual total return using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Composite.  The performance of the Composite would have been lower had it been calculated using the standard formula promulgated by the SEC.  The private accounts comprising the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Code.  Additionally, if applicable, such limitations, requirements and restrictions might have adversely affected the performance results of the Composite.  Past performance of the Composite is not necessarily indicative of the Equity Income Fund’s future results.

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The performance data set forth below is for the Composite and is not the performance results of the Equity Income Fund.  This performance data should not be considered indicative of the Equity Income Fund’s future performance.

Total Returns for the periods ended December 31, 2010:

	One Year	Three Years	Five Years	Since Inception (4/1/2003)
Composite (Net of Fees)	19.25%	-2.02%	4.58%	10.67%
Russell 1000 Value Index	15.50%	-4.43%	1.27%	8.00%

Shareholder Information

Share Price
The price of a Fund’s Class R and Class I shares is the Fund’s net asset value (“NAV”).  The NAV per share is calculated by dividing the value of a Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading of the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m., Eastern time.  The NAV will not be calculated on days that the NYSE is closed for trading.

Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Funds were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

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Investors may be charged a fee if they effect transactions through a financial intermediary.  The Funds have authorized one or more financial intermediaries (each an “Authorized Intermediary”) to receive on its behalf purchase and redemption orders.  Authorized Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  In such cases, a Fund will be deemed to have received a purchase or redemption order when an Authorized Intermediary or, if applicable, an Authorized Intermediary’s authorized designee, receives the order.  Customer orders will be priced at the Fund’s NAV per share next computed after the order is received in good order by an Authorized Intermediary or it’s authorized designee.

How to Purchase Shares
Shares of the Funds are purchased at the next NAV per share calculated after your purchase order is received by the Funds, or by and Authorized Intermediary.  The Class I shares of each Fund are intended primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.

Minimum Investments.  The minimum initial investment is $1,000 for Class R shares and $100,000 for Class I shares, with minimum subsequent investments of $100 for Class R shares and $1,000 for Class I shares.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.  For certain investors, the minimum initial and subsequent investments may be waived by the Fund and the Adviser.  Please contact the Fund or the Adviser for further information.

If you are purchasing shares through financial intermediaries, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 877-363-6333, or follow the instructions listed in the following sections titled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for a Fund’s shares through a financial intermediary in accordance with such financial intermediary’s procedures, and such financial institution then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV per share next calculated after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of an Authorized Intermediary that has made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.  For more information about your financial intermediary’s rules and procedures and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted.  Shareholders will receive the next NAV calculated after the Account Application has been accepted by the Funds.  The Funds reserve the right to reject any purchase order if, in its discretion, it is in the Funds’ best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund.  Purchases may also be rejected from persons believed to be “market timers,” as described under “Tools to Combat Frequent Transactions,” below.  A service fee, currently $25, as well as any loss sustained by a Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Funds and the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until a completed Account Application is received by the Funds or the Transfer Agent.

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Purchase Requests Must be Received in Good Order

Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your account application or investment stub; and
•	a check payable to “Geneva Advisors Funds.”

All purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed on that same day.  Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military Army Post Office (APO) or Fleet Post Office (FPO) addresses.

Investing by Telephone. If you have completed the “Telephone Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Funds toll free at 1-877-343-6382.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100 for Class R shares and $1,000 for Class I shares.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the price determined on the day your order is placed.

Purchase by Mail.  To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Geneva Advisors Funds” to:

Regular Mail	Overnight or Express Mail
Geneva Advisors Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Geneva Advisors Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund. All purchases by check must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

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Purchase by Wire.  If you are making your first investment in a Fund, before you wire funds, the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 1-877-343-6382 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Geneva Advisors Funds
(Name of Fund you are investing in)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank N.A. are not responsible for the consequences of delays from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments.  The minimum subsequent investment is $100 for Class R shares and $1,000 for Class I shares.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire.  You must call to notify the Funds at 1-877-343-6382 before wiring.  A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;

•	date of birth (individuals only);

•	Social Security or taxpayer identification number; and

•	permanent street address (a P.O. Box alone is not acceptable).

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Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 1-877-343-6382.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with a Fund.  However, if you originally purchased your shares through a broker-dealer or financial institution, your redemption order must be placed with the same institution in accordance with the procedures established by that institution.  Your financial institution is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem all or part of a Fund’s shares on any business day that the applicable Fund calculates its NAV.  To redeem shares of a Fund, you must contact the Fund either by mail or by phone to place a redemption order.  You should request your redemption prior to market close to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders who have an Individual Retirement Account (“IRA”) or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  Redemption proceeds with respect to all requests received by the Funds in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;

•	the name of the Fund you are redeeming;

•	the account number;

•	the share or dollar amount to be redeemed; and

•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH, however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Funds receive your redemption request.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

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Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.

Redemption proceeds will be sent to the address of record unless an alternate payment method has been selected.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  A signature guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	if a change of address request has been received by the Transfer Agent within the last 15 days; and

•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to the applicable Fund to redeem your shares at the current NAV.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Geneva Advisors Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Geneva Advisors Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Telephone Redemption.  If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Funds), you may redeem shares, up to $100,000, by instructing the Funds by phone at 1-877-343-6382.  A signature verification from a Signature Validation Program member or other acceptable signature authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  If you have a retirement account, you may not redeem shares by telephone.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

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Note:  Neither the Funds nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;

•	the name in which your account is registered; or

•	the Social Security or taxpayer identification number under which the account is registered.

Systematic Withdrawal Plan.  The Funds offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100.  The SWP may be terminated or modified at any time by the Funds.  You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no late than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-877-343-6382 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.  The Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of a Fund or for market reasons.  The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  The Funds generally pay redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), a Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the NAV of the class of shares of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the NAV of the class of the Fund in securities instead of cash.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Exchanging Shares
You may exchange all or a portion of your investment from the share class of one Fund to the same share class of the other Fund.  Any new account established through an exchange will be subject to the minimum investment requirements described above ($1,000 for initial exchanges into another Fund for Class R shares, $100,000 for initial exchanges into a new Fund for Class I shares, and $100 for subsequent exchanges into another Fund for Class R shares and $1,000 for subsequent exchanges into another Fund for Class I shares).  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  Call the Funds (toll-free) at 877-343-6382 to learn more about exchanges.

Redemption Fee
Redemptions of short-term holdings may create missed opportunity costs for the Funds, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.

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For these reasons, the Funds will assess a 2.00% fee on the redemption of Fund shares held for 60 days or less.  The Funds uses the first-in, first-out (“FIFO”) method to determine the 60-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 60 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made for at least a 60-day period from the date of purchase.  This fee does not apply to Fund shares acquired through reinvested distributions (net investment income and capital gains), redemptions under the SWP, or shares purchased pursuant to the AIP.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for 60 days or less, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries as described under “Tools to Combat Frequent Transactions,” below, which require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.  The Funds also reserve the right to waive the redemption fee, subject to its sole discretion, in instances deemed by the Adviser not to be disadvantageous to a Fund or its shareholders and which do not indicate market timing strategies.

The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions
The Funds are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders.  The Board of Trustees has adopted polices and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Funds seek to act in a manner that it believes is consistent with the best interests of its shareholders.  The Funds use a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Funds in their sole discretion.  To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason  and without prior notice.  The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

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Fair Value Pricing.  The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Funds will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with financial institutions as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies
Telephone Transactions.  If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail your requests to the Funds at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Policies of Other Financial Intermediaries.  Your Authorized Intermediary may establish policies that differ from those of the Funds.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

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Householding.  In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at (877) 343-6382 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to that state.

Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

12b-1 Plan and Shareholder Servicing Fee
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act.  Under the Plan, the Funds are authorized to pay the Distributor a fee for the sale and distribution of the Funds’ Class R shares and services it provides to Class R shareholders.  The maximum amount of the fee authorized is 0.25% of a Fund’s average daily net assets attributable to Class R shares annually.  Because these fees are paid out of each Fund’s assets attributable to Class R shares on an on-going basis, over time these fees will increase the cost of your investment in Class R shares of the Funds and may cost you more than paying other types of sales charges.  Class I shares of the Funds are not subject to a 12b-1 distribution fee.

In addition, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to a Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Distributions
The Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December.  The Funds may make additional distributions if they deems it desirable at another time during any year.

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All distributions will be reinvested in Fund shares unless you choose one of the following options:

(1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; or (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.  Any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions.

Tax Consequences
Distributions of the Funds’ net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income.  To the extent that a Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by a Fund and the shareholder.  To the extent a Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 15%) regardless of the length of time that a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption and how long the shares were held by a shareholder.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the newly purchased shares.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Funds for the preceding year.  Distributions by the Funds may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

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Financial Highlights

The following financial highlights tables show the All Cap Growth Fund’s financial performance information from September 28, 2007 (its commencement of operations) to the fiscal period ended August 31, 2008 and fiscal years ended August 31, 2009 and 2010, and the Equity Income Fund’s financial performance information from April 30, 2010 (its commencement of operations) to the fiscal period ended August 31, 2010.  Certain information reflects financial results for a single share of a Fund.  The total return in each table represents the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions).  This information has been audited by Deloitte & Touche LLP, the independent registered public accounting firm of the Funds, whose report, along with the Funds’ financial statements, are included in the Funds’ 2010 Annual Report to Shareholders, which is available upon request.

All Cap Growth Fund – Class R Shares
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2010	Year Ended August 31, 2009	Period Ended August 31, 2008 (1)
Net Asset Value, Beginning of Period	$13.80	$17.74	$20.00

Income from investment operations:
Net investment loss (2)	(0.18)	(0.09)	(0.15)
Net realized and unrealized gain (loss) on investments	3.35	(3.85)	(2.11)

Total from investment operations	3.17	(3.94)	(2.26)

Paid-in capital from redemption fees (3)	0.00	0.00	0.00

Net Asset Value, End of Period	$16.97	$13.80	$17.74

Total Return (4)	22.97%	(22.21)%	(11.30)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$5,206	$3,411	$2,296
Ratio of expenses to average net assets before waiver and reimbursements (5)	2.22%	2.97%	3.30%
Ratio of expenses to average net assets after waiver and reimbursements (5)	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets before waiver and reimbursements (5)	(1.86)%	(2.22)%	(2.62)%
Ratio of net investment loss to average net assets after waiver and reimbursements (5)	(1.14)%	(0.75)%	(0.82)%
Portfolio turnover rate (4)	75.6%	107.9%	103.1%

(1)	The Fund commenced operations on September 28, 2007.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

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All Cap Growth Fund – Class I Shares
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2010	Year Ended August 31, 2009	Period Ended August 31, 2008(1)
Net Asset Value, Beginning of Period	$13.88	$17.79	$20.00

Income from investment operations:
Net investment loss (2)	(0.15)	(0.05)	(0.10)
Net realized and unrealized loss on investments	3.37	(3.86)	(2.11)

Total from investment operations	3.22	(3.91)	(2.21)

Less distributions paid:
From net investment income	—	0.00 (3)	—

Total distributions paid	—	—	—

Paid-in capital from redemption fees (3)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.10	$13.88	$17.79

Total Return(4)	23.20%	(21.97)%	(11.05)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$32,772	$17,155	$13,423
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.97%	2.73%	3.05%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets before waiver and reimbursements(5)	(1.63)%	(1.90)%	(2.37)%
Ratio of net investment loss to average net assets after waiver and reimbursements(5)	(0.91)%	(0.42)%	(0.57)%
Portfolio turnover rate(4)	75.6%	107.9%	103.1%

(1)	The Fund commenced operations on September 28, 2007.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

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Equity Income Fund – Class R Shares
Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2010 (1)
Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment income (2)	0.10
Net realized and unrealized gain on investments	0.04

Total from investment operations	0.14

Paid-in capital from redemption fees	—

Net Asset Value, End of Period	$20.14

Total Return(3)	0.70%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$993
Ratio of expenses to average net assets before waiver and reimbursements (4)	5.36%
Ratio of expenses to average net assets after waiver and reimbursements (4)	1.50%
Ratio of net investment income to average net assets before waiver and reimbursements (4)	(2.39)%
Ratio of net investment income to average net assets after waiver and reimbursements (4)	1.47%
Portfolio turnover rate (3)	12.6%

(1)	The Fund commenced operations on April 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized.
(4)	Annualized.

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Equity Income Fund – Class I Shares
Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2010 (1)
Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment income (2)	0.13
Net realized and unrealized gain on investments	0.05

Total from investment operations	0.18

Paid-in capital from redemption fees (3)	0.00

Net Asset Value, End of Period	$20.18

Total Return(4)	0.90%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$9,983
Ratio of expenses to average net assets before waiver and reimbursements (5)	5.53%
Ratio of expenses to average net assets after waiver and reimbursements (5)	1.25%
Ratio of net investment loss to average net assets before waiver and reimbursements (5)	(2.40)%
Ratio of net investment loss to average net assets after waiver and reimbursements (5)	1.88%
Portfolio turnover rate (4)	12.6%

(1)	The Fund commenced operations on April 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized.

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PRIVACY NOTICE

The Funds collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Adviser
Geneva Investment Management of Chicago, LLC
181 West Madison, 35th Floor
Chicago, IL 60602

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Custodian
U.S. Bank N. A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Table of Contents - Prospectus

Geneva Advisors Funds
Each a series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-877-343-6382, or by writing to:

Geneva Advisors Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

The Funds do not have a website.  You can review and copy information, including the Funds’ shareholder reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)

Table of Contents - Prospectus